Please file this Prospectus Supplement with your records.

WELLS FARGO FUNDS TRUST

WELLS FARGO ADVANTAGE MINNESOTA TAX-FREE FUND

Class Z

Supplement dated May 20, 2008, to the Prospectus dated November 1, 2007,

as previously supplemented February 28, 2008.

Class Z Share Conversion

On or about the close of business on July 18, 2008 (the “Conversion Time”), each Class Z share of the Fund outstanding at the Conversion Time will automatically convert to a number of full and/or fractional Administrator Class shares of the Fund (the “Conversion”). Accordingly, current shareholders of Class Z shares will become shareholders of the Fund’s Administrator Class shares, which bear lower total and net annual operating expense ratios than Class Z shares. Because the Conversion will be effected at the relative net asset values of a Class Z share and an Administrator Class share at the Conversion Time, the value of a Class Z shareholder’s investment will be same immediately before and immediately after the Conversion. Following the Conversion, Class Z shares of the Fund will no longer be offered. The Conversion will be a tax-free transaction and no gain or loss will be recognized by shareholders for federal income tax purposes as a result of this Conversion.

The minimum initial and additional investment amounts applicable to purchases of Administrator Class shares of the Fund will be waived for shareholders who hold Class Z shares at the Conversion Time. Those shareholders wishing to purchase additional Administrator Class shares of the Fund in an amount less than the applicable minimum investment must request the selling agent or shareholder servicing agent for the waiver, identifying themselves at the time of purchase as former Class Z shareholders of the Fund eligible for the waiver, and provide appropriate proof of eligibility.

A prospectus for the Administrator Class shares of the Fund will be provided to shareholders who hold Class Z shares at the Conversion Time shortly following the completion of the Conversion.

If you have any questions regarding the Conversion, please call Investor Services at 1-800-222-8222.

MIZ058/P1102S2